Exhibit 10.27.1
EXECUTION VERSION

AMENDMENT NO. 1

     AMENDMENT NO. 1, dated as of December 26, 2007, to the Credit Agreement referred to below, between SECURITY CAPITAL ASSURANCE LTD, a Bermuda limited liability company (“SCA”), XL CAPITAL ASSURANCE INC., a New York corporation (“XLCA”), XL FINANCIAL ASSURANCE LTD., a Bermuda limited liability company (“XLFA” and, together with SCA and XLCA, each an “Account Party” and collectively, the “Account Parties”), and the Lenders party hereto.

     The Account Parties, the lenders party thereto (the “Lenders”) and Citibank, N.A., as the administrative agent are parties to a Credit Agreement dated as of August 1, 2006 (as amended and in effect immediately prior to the effectiveness of this Amendment No. 1, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit to be made by or on behalf of the Lenders to the Account Parties in an aggregate principal or face amount not exceeding $500,000,000. The Account Parties and the Lenders party hereto wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Effective as provided in Section 4 of this Amendment No. 1, the Credit Agreement is hereby amended as follows:

     2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

     2.02. The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by amending clause (c) thereof to read in its entirety as follows: “(c) occupation of a majority of the seats (other than vacant seats) on the board of directors of SCA by Persons who were neither (i) nominated by the board of directors of SCA or by XL Capital Ltd nor (ii) appointed by directors so nominated.”

     2.03 Section 3.13 of the Credit Agreement shall be amended by amending clause (z) of the second sentence thereof to read in its entirety as follows: “(z) except as disclosed in filings of SCA with the SEC prior to the date hereof, there are no outstanding Equity Rights with respect to any Account Party (other than SCA).”

     Section 3. Representations and Warranties. Each Account Party hereby represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of such Account Party set forth in Article III of the Credit Agreement (other than

Amendment No. 1 to Credit Agreement

in Section 3.04(b) thereof) are true and correct on and as of the date hereof (after giving effect to this Amendment No. 1) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Article III to “this Agreement” includes reference to this Amendment No. 1 and (ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

     Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 signed on behalf of the Account Parties and Lenders constituting the Required Lenders.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Administrative Agent may have under the Credit Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Credit Agreement. SCA shall pay all reasonable expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Citibank, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

Amendment No. 1 to Credit Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

SECURITY CAPITAL ASSURANCE LTD

By	/s/ Tom Currie
Name: Tom Currie
Title: Senior Vice President

XL CAPITAL ASSURANCE INC.

By	/s/ David P. Shea
Name: David P. Shea
Title: Chief Financial Officer

XL FINANCIAL ASSURANCE LTD.

By	/s/ Tom Currie
Name: Tom Currie
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS

CITIBANK, N.A.

By:	/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Erin O’Rourke
Name: Erin O’Rouke
Title: Executive Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Richard Herder
Name: Richard Herder
Title: Managing Director

By:	/s/ Valerie Shapiro
Name: Valerie Shapiro
Title: Assistant Vice President

BANK HAPOALIM

By:
Name:
Title:

HSBC BANK USA, N.A.

By:	/s/ Joseph Travaghone
Name: Joseph Travaghone
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder
Name: Louis Alder
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Ronald J. Fry
Name: Ronald J. Fry
Title: Vice President

ABN AMRO BANK N.V.

By:	/s/ Andrew C. Salerno
Name: Andrew C. Salerno
Title: Director

By:	/s/ Michael DeMarco
Name: Michael DeMarco
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Authorized Signatory
Name: Authorized Signatory
Title: Senior Vice President

THE BANK OF NEW YORK

By:	/s/ Richard G. Shaw
Name: Richard G. Shaw
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

CALYON NEW YORK BRANCH

By:	/s/ Sebastian Rocco
Name: Sebastian Rocco
Title: Managing Director

By:	/s/ Gina Harth-Cryde
Name: Gina Harth-Cryde
Title: Managing Director

LEHMAN BROTHERS BANK, FSB

By:	/s/ Janine M Shugan
Name: Janine M. Shugan
Title: Authorized Signatory

UBS AG, STAMFORD BRANCH

By:	/s/ David B. Julie
Name: David B. Julie
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

[Signature Page to Amendment No. 1 to Credit Agreement]